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                                                                    Exhibit 10.5

                               GUARANTY OF PAYMENT


DATE:             April 22, 1997

PARTIES:                  GUARANTOR:   SCHUFF STEEL COMPANY,
                                       AN ARIZONA CORPORATION

                          GUARANTOR    P.O. BOX 39670
                          Address:     PHOENIX, ARIZONA 85069-9670


                          BANK: BANK ONE, ARIZONA, NA, a national banking association.

                          BANK         P. O. BOX 71, DEPT. AZ1-1178
                          ADDRESS:     PHOENIX, ARIZONA  85001-0071
                                       Attention:  BRAD RICHARDS


AGREEMENT: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees for the benefit of Bank as follows:

1.            SCHEDULE OF TERMS.

              Borrower:        19TH AVENUE/BUCHANAN LIMITED PARTNERSHIP,
                               an Arizona limited partnership.

              Borrower Obligations:

                               Promissory note, dated of even date herewith, of
                      Borrower payable to Bank, in the original principal amount of $999,999.00, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

2. DEFINITIONS. In this Guaranty, the following terms shall have the following meanings:

"A.R.S." means Arizona Revised Statutes, as amended from time to time. Each reference to any provision in A.R.S. shall be a reference to any successor or replacement provision.

"BORROWER" shall have the meaning specified in SECTION 1.

"BORROWER OBLIGATIONS" means the following:

         (i) Payment of principal, interest, costs, expenses, fees, and other amounts under the promissory note(s) of Borrower payable to Bank described in
SECTION 1, as such principal amount may be increased from time to time by any additional advances in excess of the original principal amount thereof or as the result of any accrued and unpaid interest becoming principal under the Note; and

         (ii) Payment of all other amounts payable from time to time by Borrower under the Loan Documents.

"COLLATERAL" means any and all property, interests in property, and rights to property from time to time securing any or all Obligations.


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"COMMITMENT" means any and all obligations of Bank from time to time to make advances to Borrower, to issue letters of credit requested by Borrower, or to make other financial accommodations for Borrower.

"DEFAULT RATE" means a rate per annum of interest equal to the sum of (i) four percent (4%) per annum, and (ii) the highest rate per annum of interest applicable from time to time to the principal amount of any promissory note guaranteed hereby prior to a default or an event of default under such promissory note.

"EVENT OF DEFAULT" means the occurrence of any default or condition or event designated as a default, an event of default, or an Event of Default in any Loan Document.

"GOVERNMENTAL AUTHORITY" means any government, any court, and any agency, authority, body, bureau, department, or instrumentality of any government.

"GUARANTOR" and "GUARANTORS" mean, respectively, each Person that has executed this Guaranty and, if this Guaranty has been executed by more than one Person, all Persons that have executed this Guaranty.

"GUARANTOR COLLATERAL" means any property, interests in property, and rights to property securing any or all Guarantor Obligations.

"GUARANTOR LOAN DOCUMENTS" means this Guaranty and any other Loan Documents executed by any Guarantor.

"GUARANTOR OBLIGATIONS" means the obligations of Guarantor under the Guarantor Loan Documents.

"GUARANTY" means this Guaranty, as it may be amended, modified, extended, renewed, restated, and supplemented from time to time.

"LIEN OR ENCUMBRANCE" and "LIENS AND ENCUMBRANCES" mean, respectively, each and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights from time to time securing any or all of the Obligations.

"LOAN AGREEMENT" means the Loan Agreement, dated of even date herewith, between Borrower and Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

"LOAN DOCUMENTS" means this Guaranty and any and all other agreements, documents, and instruments from time to time evidencing, guarantying, securing, or otherwise relating to the Obligations (including, without limitation, any and all deeds of trust, loan agreement, mortgages, promissory notes, security agreements, and other guaranties), as they may be amended, modified, extended, renewed, restated, and supplemented from time to time.

"LOAN PARTY" means Borrower, Guarantor, and each other Person that from time to time is obligated to Bank under any Loan Document or grants any of the Collateral.

"MATERIAL ADVERSE CHANGE" means any change in the assets, business, financial condition, operations, prospects, or results of operations of Guarantor or any other event or condition that in the reasonable opinion of Bank (i) could affect the likelihood of performance by Guarantor of any of the Guarantor Obligations,
(ii) could affect the ability of Guarantor to perform any of the Guarantor Obligations, (iii) could affect the legality, validity, or binding nature of any of the Guarantor Obligations or any Lien or Encumbrance securing any of the Guarantor Obligations, or (iv) could affect the priority of any Lien or Encumbrance securing any of the Guarantor Obligations.

"OBLIGATIONS" means the obligations of the Loan Parties under the Loan Documents, which includes the Borrower Obligations, the Guarantor Obligations, and the obligations of the other Loan Parties under the Loan Documents.


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"PERSON" means a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Authority.

3. GUARANTY. Guarantor unconditionally and irrevocably guarantees the full payment and performance when due, by acceleration or otherwise, of each and all Borrower Obligations and promises to pay and perform when due, by acceleration or otherwise, each and all Borrower Obligations. Guarantor agrees that immediately upon the failure in payment or performance when due of any or all Borrower Obligations, Guarantor will pay to Bank the full amount of, or perform in full, such Borrower Obligations. All payments under this Guaranty shall be made to Bank in lawful money of the United States of America at the address of Bank at the beginning of this Guaranty or such other location as Bank may designate in writing. Any amount payable under this Guaranty not paid when due and any judgment for such an amount and interest thereon shall bear interest at the Default Rate from the due date or such judgment date, respectively, until such amount and interest thereon are paid in full. Guarantor agrees to pay such interest on demand. All Guarantor Obligations will be paid and performed by Guarantor without counterclaim, deduction, defense, deferment, reduction, or set-off.

4.       GUARANTOR REPRESENTATIONS AND WARRANTIES.

         4.1 CLOSING REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Bank as of the date of this Agreement:

                  4.1.1 CORPORATE, LIMITED LIABILITY COMPANY, OR PARTNERSHIP EXISTENCE AND AUTHORIZATION. If Guarantor is a corporation, a limited liability company, or a partnership, Guarantor is validly existing, and in the case of a corporation or a limited liability company is in good standing, under the laws of the jurisdiction of its formation or organization and has the requisite power and authority to execute, deliver, and perform the Guarantor Loan Documents. The execution, delivery, and performance by Guarantor of the Guarantor Loan Documents have been duly authorized by all requisite action by or on behalf of Guarantor and will not conflict with, or result in a violation of or a default under, the certificate of incorporation and bylaws, the limited liability company operating agreement, or the partnership agreement of Guarantor, as the case may be. If Guarantor is not formed or organized under the law of the State of Arizona, Guarantor is qualified to do business as a foreign corporation, limited liability company, or partnership, as the case may be, and in the case of a corporation or limited liability company is in good standing, under the law of the State of Arizona.

                  4.1.2 EXECUTION AND DELIVERY AND BINDING NATURE OF GUARANTOR LOAN DOCUMENTS. The Guarantor Loan Documents have been duly executed and delivered by or on behalf of Guarantor. The Guarantor Loan Documents are legal, valid, and binding obligations of Guarantor, enforceable in accordance with their terms against Guarantor, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws and by equitable principles of general application.

                  4.1.3 ACCURATE INFORMATION. All information in any loan application, financial statement, certificate, or other document, and all other information previously delivered to Bank by or on behalf of Guarantor in connection with this Guaranty is correct and complete, and there are no omissions therefrom that result in any such information being incomplete, incorrect, or misleading as of the date thereof. There has been no Material Adverse Change as to Guarantor since the date of such information. All financial statements heretofore delivered to Bank by Guarantor were prepared in accordance with the requirements prescribed by Bank and accurately present the financial condition and results of operations as at the dates thereof and for the periods covered thereby.

                  4.1.4 LEGAL PROCEEDINGS; HEARINGS, INQUIRIES, AND INVESTIGATIONS. Except as disclosed to Bank in writing prior to the date of this Agreement, (i) no legal proceeding is pending or, to best knowledge of Guarantor, threatened before any arbitrator, other private adjudicator, or Governmental Authority to which Guarantor is a party or by which Guarantor or any assets or property of Guarantor may be bound or affected that if resolved adversely to Guarantor could result in a Material Adverse Change, and to the best knowledge of Guarantor, there exist no facts


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that would form any basis for any of the foregoing, and (ii) no hearing, inquiry, or investigation relating to Guarantor or any assets or property of Guarantor is pending or, to the best knowledge of Guarantor, threatened by any Governmental Authority.

                  4.1.5 TAXES. Guarantor has filed or caused to be filed all tax returns (federal, state, or local) required to be filed by Guarantor and has paid all taxes and other amounts shown thereon to be due (including, without limitation, any interest or penalties).

                  4.1.6 INFORMATION ABOUT BORROWER AND TRANSACTION. Guarantor understands the Borrower Obligations and the Guarantor Obligations and has had access to information about the financial condition of Borrower and the ability of Borrower to perform the Borrower Obligations.

                  4.1.7 INDUCEMENT. Guarantor is providing this Guaranty at the request of Borrower in order to induce Bank to extend or continue financial accommodations to Borrower.

         4.2 REPRESENTATIONS AND WARRANTIES UPON DELIVERY OF FINANCIAL STATEMENTS, DOCUMENTS, AND OTHER INFORMATION. Each delivery by Guarantor to Bank of financial statements, other documents, or information after the date of this Guaranty shall be a representation and warranty that such financial statements, other documents, or information is correct and complete, that there are no omissions therefrom that result in such financial statements, other documents, or information being incomplete, incorrect, or misleading as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of Guarantor as at the dates thereof and for the periods covered thereby.

5. GUARANTOR COVENANTS. Until any Commitment terminates in full and until the Obligations are paid and performed in full, Guarantor agrees that, unless Bank otherwise agrees in writing in Bank's absolute and sole discretion:

         5.1 CORPORATE, LIMITED LIABILITY COMPANY, OR PARTNERSHIP EXISTENCE. If Guarantor is a corporation, a limited liability company, or a partnership, Guarantor shall continue to be validly existing, and in the case of a corporation or a limited liability company in good standing, under the law of the jurisdiction of its organization or formation. If Guarantor is not formed or organized under the laws of the State of Arizona, Guarantor shall continue to be qualified to do business as a foreign corporation, limited liability company, or partnership, as the case may be, and in the case of a corporation or limited liability company to be in good standing, under the law of the State of Arizona.

         5.2      INFORMATION AND STATEMENTS. Guarantor shall furnish to Bank:

                  5.2.1 FINANCIAL STATEMENTS. Within fifteen (15) days or such longer period as Bank may agree in its absolute and sole discretion after each request by Bank from time to time, a current balance sheet of Guarantor and such other financial statements of Guarantor as are requested by Bank, all in reasonable detail, prepared in accordance with the requirements specified by Bank, containing the certifications specified by Bank and signed by the Person(s) specified by Bank.

                  5.2.2 OTHER INFORMATION. Such other information concerning Guarantor and the assets, business, financial condition, operations, property, prospects, and results of operations of Guarantor as Bank reasonably requests from time to time.

         5.3 TAXES. Guarantor shall pay before delinquency all taxes, assessments, and governmental charges and levies imposed upon Guarantor, upon Guarantor's income or profits, or upon any property belonging to Guarantor.


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         5.4      KEEPING INFORMED ABOUT BORROWER AND TRANSACTION.Guarantor will keep himself informed concerning performance of the Borrower Obligations, the financial condition of Borrower, and the ability of Borrower to perform the Borrower Obligations.


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6.       SPECIAL PROVISIONS.

         6.1 NATURE OF GUARANTY. This Guaranty is absolute, continuing, irrevocable, and unconditional. This Guaranty is a guaranty of payment and performance when due and not of collection. This Guaranty shall be effective and remain in full force and effect until any Commitment terminates, any letters of credit issued by Bank for Borrower expire or are drawn in full, any drafts drawn or drawn and accepted under any such letters of credit are paid in full, and all Obligations are paid and performed in full, regardless of (i) the genuineness, regularity, legality, validity, or enforceability of any or all of the Liens and Encumbrances, the Loan Documents, or the Obligations, (ii) any law, regulation, or rule (federal, state, or local) or any action by any Governmental Authority discharging, reducing, varying the terms of payment, or otherwise modifying any of the Obligations or any of the Liens and Encumbrances, or (iii) the death, dissolution, or liquidation of any Loan Party.

         6.2 ENFORCEMENT AGAINST GUARANTOR WITHOUT OTHER ACTION. Bank may enforce the Guarantor Loan Documents against any Guarantor without first having sought enforcement of any Loan Documents against Borrower, any other Guarantor, any other Loan Parties, or any Collateral.

         6.3 ENFORCEMENT AGAINST GUARANTOR COLLATERAL WITHOUT OTHER ACTION. Bank may enforce any Guarantor Loan Documents against any Guarantor Collateral without first having sought enforcement of any Loan Documents against Borrower, any Guarantor, any other Loan Party, or any other Collateral.

         6.4 EVENTS NOT AFFECTING GUARANTOR OBLIGATIONS OR LIENS AND ENCUMBRANCES GRANTED BY GUARANTOR. The following shall not affect, impair, or delay the enforcement of any or all Guarantor Obligations or any or all Liens and Encumbrances granted by Guarantor, regardless of the impact upon any contribution, exoneration, indemnification, reimbursement, subrogation, and other rights of Guarantor:

             6.4.1 The bankruptcy, death, disability, dissolution, incompetence, insolvency, liquidation, or reorganization of Guarantor or any other Loan Party.

             6.4.2 Any defense of any or all other Loan Parties to payment or performance of any or all Obligations or enforcement of any or all Liens and Encumbrances.

             6.4.3 The discharge, modification of the terms of, reduction in the amount of, or stay of enforcement of any or all Liens and Encumbrances or any or all Obligations in any bankruptcy, insolvency, reorganization, or other legal proceeding or by any law, ordinance, regulation, or rule (federal, state, or local).

             6.4.4 The cessation of liability of any or all other Loan Parties for any or all Obligations.

             6.4.5 Any claim or dispute by Borrower or any other Guarantor or Loan Party concerning the occurrence of an Event of Default, performance of any Obligations, or any other matter.

         6.5 ACTS AND OMISSIONS OF BANK NOT AFFECTING GUARANTOR OBLIGATIONS OR LIENS AND ENCUMBRANCES GRANTED BY GUARANTOR. Bank may do the following acts and omissions from time to time in its absolute and sole discretion and in doing such acts and omissions act in its absolute and sole discretion without notice to or consent of Guarantor and with or without receiving payment or other value. The following acts and omissions shall not affect, delay, or impair any or all Guarantor Obligations or any or all Liens and Encumbrances granted by Guarantor, regardless of the impact upon any contribution, exoneration, indemnification, reimbursement, subrogation, and other rights of Guarantor:

             6.5.1 Bank may obtain Collateral or additional Collateral.


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             6.5.2 Bank may substitute for any or all Collateral, regardless of whether the same type or greater or lesser value.

             6.5.3 Bank may release any or all Collateral.

             6.5.4 Bank may compromise, delay enforcement, fail to enforce, release, settle, or waive any rights and remedies of Bank as to any or all Collateral.

             6.5.5 Except for any requirements provided by law that may not be waived by Guarantor, Bank may sell or otherwise dispose of any Collateral in any manner and order Bank determines in its absolute and sole discretion and disposition may be for no value or for less than fair market value of the Collateral in the absolute and sole discretion of Bank. With respect to any Collateral that is personal property, Bank shall give Guarantor five (5) days' prior written notice of any sale of other disposition, except for personal property Collateral that is perishable, threatens to decline speedily in value, is of a type customarily sold on a recognized market, or is cash, cash equivalents, certificates of deposit or the like and except as to Bank's right of set-off. Guarantor's sole right with respect to all Collateral shall be to bid at a sale thereof in accordance with applicable law.

             6.5.6 Bank may fail to perfect, fail to protect the priority of, and fail to insure any or all Liens and Encumbrances.

             6.5.7 Bank may fail to inspect, insure, maintain, preserve, or protect any or all Collateral.

             6.5.8 Bank may obtain additional obligors for any or all Obligations.

             6.5.9 Bank may increase or decrease any or all Obligations or otherwise change the terms of any or all Obligations (including, without limitation, increases or decreases in the interest rate, additional advances within or in excess of any Commitment, increases or decreases in any Commitment, changes in the maturity date of any or all Obligations, and changes in the amount and timing of payments). Upon occurrence of an Event of Default, Bank may declare all Obligations immediately due and payable or performable, whereupon the Obligations shall be immediately due and payable or performable.

             6.5.10 Bank may substitute for any or all Loan Parties, regardless of the same creditworthiness.

             6.5.11 Bank may release Borrower, any or all other Guarantors, and other Loan Parties.

             6.5.12 Bank may compromise, delay enforcement, fail to enforce, release, settle, or waive any or all Obligations of Borrower, any or all other Guarantors, and other Loan Parties or any or all rights and remedies of Bank against Borrower, any or all other Guarantors, and other Loan Parties.

             6.5.13 Bank may make advances, issue letters of credit, or grant other financial accommodations for Borrower without requiring satisfaction of all conditions precedent in the Loan Documents.

             6.5.14 Bank may fail to file or pursue a claim in any bankruptcy, insolvency, probate, reorganization, or other proceeding as to any or all Liens and Encumbrances or any or all Obligations.

             6.5.15 Bank may subordinate (i) any or all Liens and Encumbrances, or (ii) any or all Obligations.

             6.5.16 Bank may amend, modify, extend, renew, restate, supplement, or terminate in whole or in part any or all Loan Documents.


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             6.5.17 Bank may apply any amount received by Bank (including, without limitation, payments, proceeds of collateral, and other amounts) on account of any of liabilities or obligations of any Loan Party to Bank, whether or not included in the Obligations, to payment of such of the liabilities or obligations of such Loan Party to Bank as Bank may elect in its absolute and sole discretion, whether or not then due.

             6.5.18 Bank may take or fail to take any other action with respect to any or all Loan Documents, any or all Obligations, any or all Loan Parties, any or all Collateral, any or all Liens and Encumbrances, or any or all rights and remedies of Bank.

             6.5.19 Bank may assign any or all of its rights and delegate its obligations under the Loan Documents, in whole or in part, (including, without limitation, participation).

             6.5.20 Bank may do any other acts and make any other omissions that result in extinguishment of any or all Obligations and any or all Liens and Encumbrances.

             6.5.21 Bank may do any other act or make any other omission that might otherwise constitute a legal or equitable discharge of, or defense by, Guarantor.

         6.6 GUARANTOR WAIVERS.

             6.6.1 NOTE AND NOTICE WAIVERS. Guarantor waives, to the full extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and all other notices or demands of any kind (including, without limitation, notice of the acceptance by Bank of this Guaranty, notice of the existence, creation, non-payment, or non-performance of any or all Obligations, and notice of the acts or omissions described in SECTION 6.5), excepting only notices specifically provided for in the Guarantor Loan Documents.

             6.6.2 WAIVER OF ACTS AND OMISSIONS OF BANK. Guarantor waives any defense to enforcement of the Guarantor Obligations or any Liens and Encumbrances granted by Guarantor based on acts and omissions of Bank described in SECTION 6.5.

             6.6.3 WAIVER OF STATUTORY PROVISIONS. Guarantor waives any and all rights and benefits under A.R.S. Sections 12-1641, 12-1642, 12-1643, 12-1644,
44-142, and 47-3606, 16 A.R.S. Rules of Civil Procedure, Rule 17(f), and any other similar or replacement statutes or rules now or hereafter in effect and any other statutes or rules now or hereafter in effect that purport to confer specific rights upon, or make specific defenses or procedures available to, guarantors.

             6.6.4 WAIVER OF STATUTE OF LIMITATIONS. To the full extent permitted by law, Guarantor waives any and all statutes of limitations as a defense to any or all Obligations.

             6.6.5 WAIVER OF LAW AND EQUITABLE PRINCIPLES CONFLICTING WITH THIS GUARANTY.Guarantor waives any and all provisions of law and equitable principles that conflict with this Guaranty.

             6.6.6 WAIVER OF ANY OBLIGATION OF BANK TO INFORM GUARANTOR. Guarantor waives any right to require Bank, and Bank shall have no obligation, to provide to Guarantor any information concerning performance of the Borrower Obligations, the ability of Borrower to perform the Borrower Obligations, or any other matter, regardless of what information Bank may have from time to time.

             6.6.7 WAIVER OF CONTRIBUTION, EXONERATION, INDEMNIFICATION, REIMBURSEMENT, SUBROGATION, AND OTHER RIGHTS AGAINST BORROWER AND OTHER LOAN PARTIES. Guarantor waives any and all present and future claims, remedies, and rights of Guarantor against Borrower, any other Loan Party, the Collateral, and any other property, interests in property, or rights to property of Borrower or any other Loan Party (i) arising from any


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performance by Guarantor hereunder, (ii) arising from any application of any
Guarantor Collateral or any other property, interests in property, or rights to property of Guarantor to payment or performance of the Obligations, or (iii) otherwise arising in respect of the Guarantor Loan Documents, regardless of whether such claims, remedies, and rights arise under any present or future agreement, document, or instrument or are provided by any law, ordinance, regulation, or rule (federal, state, or local)(including, without limitation, (A) any and all rights of contribution, exoneration, indemnity, reimbursement, and subrogation, and (B) any and all rights to participate in the rights and remedies of Bank against Borrower, any other Loan Parties, and the Collateral).

7. SUBORDINATION. If from time to time Borrower shall have liabilities or obligations to Guarantor, such liabilities and obligations and any and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights securing such liabilities and obligations shall at all times be fully subordinate with respect to (i) assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance, and other interest and right (if any), (ii) time and right of payment and performance, and (iii) rights against any collateral therefore (if any), to payment and performance in full of the Obligations and the right of Bank to realize upon any or all Collateral. Guarantor agrees that such liabilities and obligations of Borrower to Guarantor shall not be secured by any assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance or other interest or right in any property, interests in property, or rights to property of Borrower and that Borrower shall not pay, and Guarantor shall not receive, payments of any or all liabilities or obligations of Borrower to Guarantor until after termination of any Commitment, any letters of credit issued by Bank for Borrower expire or are drawn in full, any drafts drawn or drawn and accepted under any such letters of credit are paid in full, and payment and performance of the Obligations in full. If, notwithstanding the foregoing, Guarantor receives any payment from Borrower, such payment shall be held in trust by Guarantor for the benefit of Bank, shall be segregated from the other funds of Guarantor, and shall forthwith be paid by Guarantor to Bank and applied to payment of the Borrower Obligations, whether or not then due. To secure the Obligations Guarantor grants to Bank a lien and security interest in all liabilities and obligations of Borrower to Guarantor, in any assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, other interests or rights securing such liabilities and obligations, and in all of Guarantor's right, title, and interest in and to any payments, property, interests in property, or rights to property acquired or received by Guarantor from Borrower in respect of any liabilities or obligations of Borrower to Guarantor.

8. RIGHTS AND REMEDIES OF BANK. The rights and remedies of Bank shall be cumulative and non-exclusive. Delay, discontinuance, or failure to exercise any right or remedy of Bank shall not be a waiver thereof, of any other right or remedy of Bank, or of the time of the essence provision. Exercise of any right or remedy of Bank shall not cure or waive any Event of Default or invalidate any act done in response to any Event of Default.

9. LIMIT OF LIABILITY OF BANK. In exercising rights and remedies, neither Bank nor any stockholder, director, officer, employee, agent, or representative of Bank shall have any liability for any injury to the assets, business, operations, or property of Guarantor or any other liability to Guarantor, other than for its own gross negligence or willful misconduct.

10. SURVIVAL. The representations, warranties, and covenants of Guarantor in the Guarantor Loan Documents shall survive the execution and delivery of this Guaranty.

11. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, WAIVER, APPROVAL, CONSENT, ETC. The Guarantor Loan Documents contain the complete understanding and agreement of Guarantor and Bank and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Guarantor Loan Documents may be changed, discharged, supplemented, terminated, or waived except in writing signed by the parties thereto. Delay or failure by Bank to insist on performance of any obligation when due or compliance with any other term or condition in the Guarantor Loan Documents shall not operate as a waiver thereof or of any other obligation, term, or condition or of the time of the essence provision. Acceptance of late payments or performance shall not be a waiver of the time of the essence provision, the right of Bank to require that subsequent payments or performance be made when due, or the right of


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Bank to declare an Event of Default if subsequent payments or performance are not made when due. Any approval, consent, or statement that a matter is satisfactory by Bank under the Guarantor Loan Documents must be in writing executed by Bank and shall apply only to the Person(s) and facts specifically set forth in the writing.

12. BINDING EFFECT. The Guarantor Loan Documents shall be binding upon Guarantor and shall inure to the benefit of Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Guarantor, provided, however, that Guarantor may not delegate any of its obligations under the Guarantor Loan Documents and any purported delegation shall be void. Bank may from time to time in its absolute and sole discretion assign it rights and delegate its obligations under the Loan Documents, in whole or in part, without notice to or consent by Guarantor (including, without limitation, participation). In addition to any greater or lesser limitation provided by law, Guarantor shall not assert against any assignee of Bank any claims or defenses Guarantor may have against Bank, except claims and defenses, if any, arising under the Guarantor Loan Documents.

13. COSTS, EXPENSES, AND FEES. Guarantor agrees to pay on demand all external and internal costs, expenses, and fees (including, without limitation, as applicable, inside and outside attorneys, paralegals, and document clerks and specialists, appraisal, appraisal review, environmental assessment, environmental testing, environmental cleanup, other inspection, processing, title, filing, and recording costs, expenses, and fees) of Bank (i) in the negotiation, execution, and delivery of the Guarantor Loan Documents, (ii) in enforcement of the Guarantor Loan Documents and exercise of the rights and remedies of Bank, (iii) in defense of the legality, validity, binding nature, and enforceability of the Guarantor Loan Documents and the perfection and priority of the Liens and Encumbrances granted in the Guarantor Loan Documents,
(iv) in gaining possession of, holding, repairing, maintaining, preserving, and protecting any Guarantor Collateral, (v) in selling or otherwise disposing of any Guarantor Collateral, (vi) otherwise in relation to the Guarantor Loan Documents, any Guarantor Collateral, or the rights and remedies of Bank under the Guarantor Loan Documents or relating to the Guarantor Collateral, and (vii) in preparing for the foregoing, whether or not any legal proceeding is brought or other action is taken. Such costs, expenses, and fees shall include, without limitation, all such costs, expenses, and fees incurred in connection with any bankruptcy, receivership, replevin, or other court proceedings (whether at the trial or appellate level). Guarantor agrees to pay interest on such costs, expenses, and fees at the Default Rate from the date incurred by Bank until paid in full.

14. SEVERABILITY.If any provision or any part of any provision of the Guarantor Loan Documents is unenforceable, the enforceability of the other provisions or the other provisions and the remainder of the subject provision, respectively, shall not be affected and they shall remain in full force and effect.

15. CHOICE OF LAW. The Guarantor Loan Documents shall be governed by the laws of the State of Arizona, without giving effect to conflict of laws principles. If, notwithstanding this SECTION 15, at any time the law of any jurisdiction other than the State of Arizona is determined to be applicable to this Guaranty, then to the maximum extent permitted by law, Guarantor expressly waives any and all benefits of the law and rules of such jurisdiction that conflict with any provision of this Guaranty.

16. TIME OF THE ESSENCE. Time is of the essence with regard to each provision of the Guarantor Loan Documents as to which time is a factor.

17. NOTICES AND DEMANDS. All demands or notices under the Guarantor Loan Documents shall be in writing (including, without limitation, telecopy, telegraphic, telex, or cable communication) and mailed, telecopied, telegraphed, telexed, cabled, or delivered to the respective party hereto at the address specified at the beginning of this Guaranty or such other address as shall have been specified in a written notice. Any demand or notice mailed shall be mailed first-class mail, postage-prepaid, return-receipt-requested and shall be effective upon the earlier of (i) actual receipt by the addressee, and (ii) the date shown on the return-receipt. Any demand or notice not mailed will be effective upon the earlier of (i) actual receipt by the addressee, and (ii) the time the receipt of the telecopy, telegram, telex, or cable is mechanically confirmed.


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18. JOINT AND SEVERAL OBLIGATIONS.All obligations in any of the Guarantor Loan
Documents executed by more than one Person shall be the joint and several obligations of each such Person. In each Guarantor Loan Document executed by more than one Guarantor, each reference to Guarantor, Obligor, or Trustor shall be a reference to each Person executing such Guarantor Loan Document individually and all such Persons collectively.

19. COMMUNITY PROPERTY AND SEPARATE PROPERTY OF GUARANTOR. If this Guaranty is executed by Persons who are married to each other, each such Person agrees that
(i) the Guarantor Loan Documents are made on behalf of the marital community of each such Person and his or her spouse, and (ii) Bank shall have recourse against the separate property of each such Person and the community property of each such Person for satisfaction of the Guarantor Obligations.

20. BANK'S RIGHT OF SET-OFF. Guarantor grants to Bank (i) the right at any time and from time to time after any Event of Default, in the absolute and sole discretion of Bank and without demand or notice to Guarantor, to set-off and apply deposits (whether certificates of deposit, demand, general, savings, special, time, or other, and whether provisional or final) held and any other liabilities or other obligations of Bank to Guarantor ("DEPOSITS, LIABILITIES, AND OBLIGATIONS") against or to the Guarantor Obligations, regardless of whether the Deposits, Liabilities, or Obligations are contingent, matured, or unmatured, and (ii) a security interest in the Deposits, Liabilities, and Obligations to secure the Guarantor Obligations. In addition, Guarantor grants to Bank the right upon occurrence of an event that with notice, passage of time, or both would be an Event of Default to segregate all Deposits, Liabilities, and Obligations into an account or otherwise under the sole control of Bank.

21. INDEMNIFICATION OF BANK. Guarantor agrees to indemnify, hold harmless, and on demand defend Bank and its shareholders, directors, officers, employees, agents, and representatives for, from, and against any and all damages, losses, liabilities, penalties, costs, and expenses (including, without limitation, costs and expenses of litigation and attorneys' fees) arising from any claim or demand in respect of the Guarantor Loan Documents or any Guarantor Collateral and arising at any time, whether before or after termination of any Commitment, any letters of credit issued by Bank for Borrower expire or are drawn in full, any drafts drawn or drawn and accepted under any such letters of credit are paid in full, and payment and performance of the Obligations in full. The obligations of Guarantor and the rights of Bank under this SECTION 21 shall survive termination of any Commitment, the expiration or drawing in full of any letters of credit issued by Bank to Borrower, the payment in full of any drafts drawn or drawn and accepted under any such letters of credit, and payment and performance of the Obligations in full and shall remain in full force and effect without termination.

22. RESCISSION OR RETURN OF PAYMENTS. If at any time or from time to time, whether before or after termination of any Commitment, any letters of credit issued by Bank for Borrower expire or are drawn in full, any drafts drawn or drawn and accepted under any such letters of credit are paid in full, and payment and performance of the Obligations in full, all or any part of any amount received by Bank in payment of, or on account of, any Obligation is or must be, or is claimed to be, avoided, rescinded, or returned by Bank to Guarantor or any other Person for any reason whatsoever (including, without limitation, bankruptcy, insolvency, or reorganization of Guarantor or any other Person), such Obligation and any Liens and Encumbrances that secured such Obligation at the time such avoided, rescinded, or returned payment was received by Bank shall be deemed to have continued in existence or shall be reinstated, as the case may be, all as though such payment had not been received.

23. NO CONSTRUCTION AGAINST BANK OR GUARANTOR. The Guarantor Loan Documents are the result of negotiations between Guarantor and Bank. Accordingly, the Guarantor Loan Documents shall not be construed for or against Guarantor or Bank, regardless of which party drafted the Guarantor Loan Documents or any part thereof.

24. HEADINGS. The headings at the beginning of each section of the Guarantor Loan Documents are solely for convenience and are not part of the Guarantor Loan Documents.


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25. NUMBER AND GENDER. In the Guarantor Loan Documents the singular shall include the plural and vice versa and each gender shall include the other genders.

DATED as of the date first above stated.


                                               SCHUFF STEEL COMPANY,
                                               an Arizona corporation

                                               By:__________________________
                                                     Scott A. Schuff, President


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